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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                  May 23, 2001
                           --------------------------
                        (Date of earliest event reported)


                              CONNETICS CORPORATION
                 -----------------------------------------------
             (Exact name of Registrant as specified in its charter)


          Delaware                        0-27406                          94-3173928
       ---------------            -----------------------       ---------------------
 (State or Other Jurisdiction      (Commission File No.)        (IRS Employer Identification No.)
      of Incorporation)


              3400 West Bayshore Road, Palo Alto, California 94303
          (Address of principal executive offices, including zip code)

                                 (650) 843-2800
             -------------------------------------------------------
              (Registrant's telephone number, including area code)


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Item 5.  Other Events.

         On May 23, 2001, Connetics Corporation announced that it has taken another step to focus all of its resources on growing its dermatology business.
In connection therewith, Connetics will pursue a license or other strategic alternative for its relaxin program and is reducing its investment in the development of relaxin in favor of focusing the company's resources on expanding its dermatology business. Connetics will reduce its work force from 182 people to 155 people by eliminating positions related to relaxin. A copy of the press release relating to this announcement is attached hereto as Exhibit 99.1 and is incorporated into this report by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits.

                  99.1     Press Release dated May 23, 2001.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CONNETICS CORPORATION


                                   By: /s/ John L. Higgins
                                      ------------------------------------------
                                      John L. Higgins
                                      Executive Vice President, Finance
                                      and Administration and Chief
                                      Financial Officer

     Date:  May 23, 2001



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                                  EXHIBIT INDEX


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
99.1     Press Release dated May 23, 2001.



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